SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                   FORM S-8
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933




                        THE BEAR STEARNS COMPANIES INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                                         13-3286161
(State  or other jurisdiction of                        (I.R.S. Employer
incorporation  or  organization)                        Identification No.)


                              245 PARK AVENUE
                         NEW YORK, NEW YORK 10167
                              (212) 272-4394
 (Address  and  telephone  number  of principal executive offices) (zip code)



                       THE BEAR STEARNS COMPANIES INC.
                AE INVESTMENT AND DEFERRED COMPENSATION PLAN
                          (Full title of the plan)



                            WILLIAM J. MONTGORIS
                          CHIEF OPERATING OFFICER
                       THE BEAR STEARNS COMPANIES INC.
                              245 PARK AVENUE
                          NEW YORK, NEW YORK  10167
                   (Name and address of agent for service)

                             -------------------

                               (212) 272-2000
         (Telephone number, including area code, of agent for service)

                             -------------------

                                  COPY TO:

                           Mitchell S. Fishman, Esq.
                   Paul, Weiss, Rifkind, Wharton & Garrison
                        1285 Avenue of the Americas
                       New York, New York  10019-6064
                              (212) 373-3000

                             -------------------


                                               (cover continued on next page)

                                         CALCULATION OF REGISTRATION FEE

===============================================================================================================================
      TITLE OF EACH CLASS OF             AMOUNT TO BE        Proposed Maximum        Proposed Maximum            Amount of
    SECURITIES TO BE REGISTERED           REGISTERED(1)       Offering Price        Aggregate Offering      Registration Fee(1)
                                                               Per Share(2)              Price (2)
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, $1.00 par value              500,000                $ 24.44               $12,220,000              $3,703.03
===============================================================================================================================


(1) 858,191 shares of the Common Stock of The Bear Stearns Companies Inc. (the "Company") were previously registered pursuant to the Company's registration statement on Form S-8, Registration No. 33-26181 (the "Original Registration Statement") with respect to The Bear Stearns Companies Inc. RR Investment and Deferred Compensation Plan, now known as The Bear Stearns Companies Inc. AE Investment and Deferred Compensation Plan (the "Plan"). The Company paid a filing fee of $1200 in connection with the registration of 466,019 shares of its Common Stock pursuant to the Original Registration Statement; the distribution of such shares has not been completed. The Company has effected various stock dividends since the filing of the Original Registration Statement, and, as a result thereof, an additional 392,172 shares of the Company's Common Stock are covered by the Original Registration Statement. This registration statement on Form S-8 is being filed to register an additional 500,000 shares of Common Stock with respect to the Plan. This registration statement also relates to such indeterminate number of additional shares of Common Stock of the Company as may be issued as a result of stock splits, stock dividends and similar transactions.
(2) An estimate has been made as of November 7, 1996 solely for the purpose of calculating the registration fee upon the basis of fluctuating market prices pursuant to Rule 457(c) and (h) under the Securities Act of 1933.


    In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

================================================================================

                      EXPLANATORY NOTE



The documents containing the information specified in Part I of Form S-8 have not been filed as part of this registration statement pursuant to the Note to Part I of Form S-8, nor are such documents filed with the Securities and Exchange Commission either as a prospectus or prospectus supplement pursuant to Rule 424.

                           PART II

     INFORMATION REQUIRED IN THE REGISTRATION STATEMENT





Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by the Company with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

     1. The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996;

     2. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 1996;

     3. The Company's Current Reports on Form 8-K dated October 16, 1996, October 29, 1996 and November 12, 1996;

     4. The description of the Common Stock contained in the Company's Registration Statement on Form 10, dated September 19, 1985.

     All documents filed by the Company or the Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents.


Item 4.  DESCRIPTION OF SECURITIES

     Not Applicable.


Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Reference is made to Section 145 of the Delaware General Corporation Law which provides for indemnification of directors and officers in certain circumstances.

     Article VIII of the Company's Restated Certificate of Incorporation provides for indemnification of directors and officers of the Company against certain liabilities incurred as a result of their duties as such and also provides for the elimination of the monetary liability of directors for certain actions as such. The Company's Restated Certificate of Incorporation, as amended, is filed as Exhibit 4(a) to the Registration Statement on Form S-8 (No. 33-49979) filed August 13, 1993, and is incorporated by reference herein.

     The Company has in effect reimbursement insurance for directors' and officers' liability claims and directors' and officers' liability insurance indemnifying, respectively, the Company and its directors and officers within specific limits for certain liabilities incurred by them, subject to the conditions and exclusions and deductible provisions of the policies.

     For the undertaking with respect to indemnification, see Item 9 herein.


Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

Item 8.  EXHIBITS

(3)(a)(1) Restated Certificate of Incorporation of the Company, filed September 11, 1985 (incorporated by reference to Exhibit No.
           (4)(a)(1) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(2) Certificate of Amendment to the Restated Certificate of Incorporation of the Company, filed October 29, 1985 (incorporated by reference to Exhibit No. (4)(a)(2) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(3) Certificate of Stock Designation to the Restated Certificate of Incorporation of the Company, filed October 29, 1985 (incorporated by reference to Exhibit No. (4)(a)(3) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(4)  Certificate of Change of Address of Registered Agent to the
           Restated Certificate of Incorporation of the Company, filed February 14, 1986 (incorporated by reference to Exhibit No. (4)(a)(4) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(5) Certificate of Amendment to the Restated Certificate of Incorporation of the Company filed September 18, 1986 (incorporated by reference to Exhibit No. (4)(a)(5) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(6) Certificate of Stock Designation to the Restated Certificate of Incorporation of the Company, filed February 19, 1987 (incorporated by reference to Exhibit No. (4)(a)(6) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(7) Certificate of Correction to the Restated Certificate of Incorporation of the Company, filed February 25, 1987 (incorporated by reference to Exhibit No. (4)(a)(7) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(8) Certificate of Change of Address of Registered Agent to the Restated Certificate of Incorporation of the Company, filed October 27, 1988 (incorporated by reference to Exhibit No. (4)(a)(8) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(9) Certificate of Amendment to the Restated Certificate of Incorporation of the Company, filed November 6, 1989 (incorporated by reference to Exhibit No. (4)(a)(9) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(10) Certificate of Amendment to the Restated Certificate ofIncorporation
           of the Company, filed November 7, 1990 (incorporated by reference to

           Exhibit No. (4)(a)(10) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(11) Certificate of Amendment to the Restated Certificate of
           Incorporation of the Company, filed November 10, 1992 (incorporated by reference to Exhibit No. (4)(a)(11) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(12) Certificate of Stock Designation to the Restated Certificate of
           Incorporation of the Company, filed March 23, 1993
           (incorporated by reference to Exhibit No. (4)(a)(12) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(13) Certificate of Stock Designation to the Restated Certificate of
           Incorporation of the Company, filed July 22, 1993 (incorporated by reference to Exhibit No. (4)(a)(13) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(14) Form of Certificate of Stock Designations to the Restated
           Certificate of Incorporation of the Company, (incorporated by reference to Exhibit No. 4.4 to the Company' registration statement on Form 8-A filed on February 23, 1994).

(3)(b) Amended and Restated By-laws of the Company (incorporated by reference to Exhibit No. (3)(b) to Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1991 and Exhibit No. (3)(b) to the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1992).

4(a)* The Bear Stearns Companies Inc. AE Investment and Deferred Compensation Plan, as amended.

5(a)* Opinion of Paul, Weiss, Rifkind, Wharton & Garrison as to the legality of the securities being registered.

23(a)*     Consent of Deloitte & Touche LLP.

23(b)* Consent of Paul, Weiss, Rifkind, Wharton & Garrison (included in their opinion filed as Exhibit 5(a)).

24(a)* Power of Attorney (included in the signature pages to this registration statement).


__________________

*  Filed herewith.

Item 9.  UNDERTAKINGS

     The undersigned registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement; (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the registrant's Certificate of Incorporation or by-laws, by contract, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         SIGNATURES


     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 8, 1996.

               THE BEAR STEARNS COMPANIES INC.



                    By:/S/ WILLIAM J. MONTGORIS
                       ------------------------------------
                      Name:William J. Montgoris
                      Title:Chief Operating Officer

     We, the undersigned officers and directors of The Bear Stearns Companies Inc., hereby severally constitute Alan C. Greenberg, James E. Cayne and William J. Montgoris and any of them singly, our true and lawful attorneys with full power to sign for us and in our names in the capacities indicated below, any and all amendments, including post-effective amendments, to this registration statement, and generally do all such things in our name and behalf in such capacities to enable The Bear Stearns Companies Inc. to comply with the applicable provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys, or any of them, to any and all such amendments.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 8, 1996.



SIGNATURE                              TITLE

/S/ ALAN C. GREENBERG
-----------------------------
Alan C. Greenberg                      Chairman of the Board;
                                       Director
/S/ JAMES E. CAYNE
-----------------------------
James E. Cayne
                                       President and Chief Executive Officer
                                       (Principal Executive Officer); Director

SIGNATURE                              TITLE


/S/ WILLIAM J. MONTGORIS               Chief Operating Officer; Director
-----------------------------
William J. Montgoris


/S/ MARK E. LEHMAN
-----------------------------
                                       Executive Vice President; Director
Mark E. Lehman


/S/ ALAN D. SCHWARTZ
-----------------------------
Alan D. Schwartz                       Executive Vice President; Director



/S/ WARREN J. SPECTOR
-----------------------------
Warren J. Spector                      Executive Vice President; Director



/S/ MICHAEL L. TARNOPOL
-----------------------------
Michael L. Tarnopol                    Executive Vice President; Director



/S/ MICHAEL MINIKES
-----------------------------
Michael Minikes                        Treasurer; Director



-----------------------------
E. Garrett Bewkes, III                 Director

SIGNATURE                              TITLE

/S/ DENIS A. BOVIN
-----------------------------
Denis A. Bovin                         Director




-----------------------------
Ralph R. Cioffi                        Director





/S/ BARRY J. COHEN
-----------------------------
Barry J. Cohen                         Director




/S/ PETER D. CHERASIA
-----------------------------
Peter D. Cherasia                      Director




/S/ WENDY L. DE MONCHAUX
-----------------------------
Wendy L. de Monchaux                   Director




/S/ GRACE J. FIPPINGER                 Director
-----------------------------
Grace J. Fippinger

SIGNATURE                              TITLE

/S/ BRUCE E. GEISMAR
-----------------------------
Bruce E. Geismar                       Director


/S/ CARL D. GLICKMAN
-----------------------------
Carl D. Glickman                       Director


/S/ THOMAS R. GREEN
-----------------------------
Thomas R. Green                        Director


/S/ DONALD J. HARRINGTON
-----------------------------
Donald J. Harrington                   Director



-----------------------------
Richard Harriton                       Director


/S/ DANIEL L. KEATING
-----------------------------
Daniel L. Keating                      Director


/S/ JOHN  W. KLUGE
-----------------------------
John W. Kluge                          Director


/S/ DAVID A. LIEBOWITZ
-----------------------------
David A. Liebowitz                     Director

SIGNATURE                              TITLE

/S/ BRUCE M. LISMAN                    Director
-----------------------------
Bruce M. Lisman


/S/ ROLAND N. LIVNEY
-----------------------------
Roland N. Livney                       Director


/S/ DONALD R. MULLEN, JR.
-----------------------------
Donald R. Mullen, Jr.                  Director


/S/ FRANK T. NICKELL
-----------------------------
Frank T. Nickell                       Director


/S/ CRAIG M. OVERLANDER
-----------------------------
Craig M. Overlander                    Director


/S/ STEPHEN E. RAPHAEL
-----------------------------
Stephen E. Raphael                     Director


/S/ E. JOHN ROSENWALD, JR.
-----------------------------
E. John Rosenwald, Jr.                 Director

SIGNATURE                              TITLE


-----------------------------
Lewis A. Sachs                         Director


-----------------------------
Richard Sachs                          Director


/S/ FREDERIC V. SALERNO
-----------------------------
Frederic V. Salerno                    Director


/S/ DAVID M. SOLOMON
-----------------------------
David M. Solomon                       Director


/S/ ROBERT M. STEINBERG
-----------------------------
Robert M. Steinberg                    Director


/S/ VINCENT TESE
-----------------------------
Vincent Tese                           Director


-----------------------------
Michael J. Urfirer                     Director


-----------------------------
Fred Wilpon                            Director


/S/ UZI ZUCKER
-----------------------------
Uzi Zucker                             Director

SIGNATURE                              TITLE

/S/ MICHAEL J. ABATEMARCO
-----------------------------
Michael J. Abatemarco                  Controller


/S/ SAMUEL L. MOLINARO, JR.
-----------------------------
Samuel L. Molinaro, Jr.                Chief Financial Officer (Principal
                                       Financial and Accounting Officer)

                            SIGNATURES


     THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 8, 1996.


                              THE BEAR STEARNS COMPANIES INC.
                              AE INVESTMENT AND DEFERRED
                              COMPENSATION PLAN


                              By: /S/ GEORGE SARNER
                                  ---------------------------------
                                  Name:  George Sarner
                                  Title:  Member of the AE
                                     Deferred Compensation
                                     and Investment Committee



                              By: /S/ STEVEN M. DANTUS
                                  ---------------------------------
                                  Name:Steven M. Dantus
                                  Title:Member of the AE
                                        Deferred Compensation
                                        and Investment Committee




                              By: /S/ STEPHEN A. LACOFF
                                  ---------------------------------
                                  Name:Stephen A. Lacoff
                                   Title:Member of the AE
                                         Deferred Compensation
                                           and Investment Committee

                         INDEX TO EXHIBITS


EXHIBIT NO.  DESCRIPTION

(3)(a)(1)  Restated Certificate of Incorporation of the Company, filed
           September 11, 1985 (incorporated by reference to Exhibit No.(4)(a)(1) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(2)  Certificate of Amendment to the Restated Certificate of
           Incorporation of the Company, filed October 29, 1985 (incorporated by reference to Exhibit No. (4)(a)(2) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(3) Certificate of Stock Designation to the Restated Certificate of Incorporation of the Company, filed October 29, 1985 (incorporated by reference to Exhibit No. (4)(a)(3) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(4) Certificate of Change of Address of Registered Agent to the Restated Certificate of Incorporation of the Company, filed February 14, 1986 (incorporated by reference to Exhibit No. (4)(a)(4) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(5) Certificate of Amendment to the Restated Certificate of Incorporation of the Company filed September 18, 1986 (incorporated by reference to Exhibit No. (4)(a)(5) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(6) Certificate of Stock Designation to the Restated Certificate of Incorporation of the Company, filed February 19, 1987 (incorporated by reference to Exhibit No. (4)(a)(6) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(7) Certificate of Correction to the Restated Certificate of Incorporation of the Company, filed February 25, 1987 (incorporated by reference to Exhibit No. (4)(a)(7) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(8) Certificate of Change of Address of Registered Agent to the Restated Certificate of Incorporation of the Company, filed October 27, 1988 (incorporated by reference to Exhibit No. (4)(a)(8) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(9)  Certificate of Amendment to the Restated Certificate of
           Incorporation of the Company, filed November 6, 1989 (incorporated by reference to Exhibit No. (4)(a)(9) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(10) Certificate of Amendment to the Restated Certificate of
           Incorporation of the Company, filed November 7, 1990 (incorporated by reference to Exhibit No. (4)(a)(10) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(11) Certificate of Amendment to the Restated Certificate of
           Incorporation of the Company, filed November 10, 1992 (incorporated by reference to Exhibit No. (4)(a)(11) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(12) Certificate of Stock Designation to the Restated Certificate of
           Incorporation of the Company, filed March 23, 1993 (incorporated by reference to Exhibit No. (4)(a)(12) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(13) Certificate of Stock Designation to the Restated Certificate of
           Incorporation of the Company, filed July 22, 1993 (incorporated by reference to Exhibit No. (4)(a)(13) to the Company's registration statement on Form S-8 (File No. 33-49979)).

(3)(a)(14) Form of Certificate of Stock Designations to the Restated
           Certificate of Incorporation of the Company, (incorporated by reference to Exhibit No. 4.4 to the Company' registration statement on Form 8-A filed on February 23, 1994).

(3)(b) Amended and Restated By-laws of the Company (incorporated by reference to Exhibit No. (3)(b) to Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1991 and Exhibit No. (3)(b) to the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1992).

4(a)* The Bear Stearns Companies Inc. AE Investment and Deferred Compensation Plan, as amended.

5(a)* Opinion of Paul, Weiss, Rifkind, Wharton & Garrison as to the legality of the securities being registered.

23(a)*     Consent of Deloitte & Touche LLP.

23(b)* Consent of Paul, Weiss, Rifkind, Wharton & Garrison (included in their opinion filed as Exhibit 5(a)).

24(a)* Power of Attorney (included in the signature pages to this registration statement).

__________________
*  Filed herewith.